UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 13, 2005

                         COMMISSION FILE NO.:  000-49756

                             THE WORLD GOLF LEAGUE, INC.
                             ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                                     98-0201235
    ---------------                        -------------------------------
    (STATE OR OTHER                       (IRS EMPLOYER IDENTIFICATION NO.)
    JURISDICTION OF
     INCORPORATION)


            2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA     32779
            ---------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                                 (407) 331-6272
                             -----------------------
                            (ISSUER TELEPHONE NUMBER)



                                       N/A
                             -----------------------
                            (FORMER NAME AND ADDRESS)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 13, 2005, The World Golf League, Inc. (the "Registrant") entered into a Securities Purchase Agreement, as amended, with DLC Capital Group, LLC ("DLC") for the sale of (i) $700,000 in convertible debentures and (ii) warrants to buy 200,000,000 shares of the Registrant's common stock at an exercise price of $0.0015 per share. In addition, the Registrant issued 22,500,000 shares of restricted common stock with "piggy-back" registration rights to DLC as a commitment fee. The Registrant and DLC also entered into a Registration Rights Agreement pursuant to which the Registrant agreed to register the resale of the common stock issued or issuable upon conversion of the debenture or exercise of the warrants. DLC is obligated to provide the Registrant with an aggregate of $700,000 as follows:

     -    $250,000 was disbursed on October 13, 2005;
     -    $150,000 was disbursed on October 26, 2005;
     - $100,000 was disbursed on November 4, 2005 after the Registrant filed a registration statement with the Securities and Exchange Commission (the "SEC");
     - $150,000 will be disbursed upon the earlier of 45 days after filing the registration statement or the registration statement being declared effective, and
     - $50,000 will be disbursed upon the effectiveness of the registration statement.

Accordingly, the Registrant has received a total of $400,000 pursuant to the Securities Purchase Agreement.

In the event the Registrant is prohibited from issuing common stock, or fails to timely deliver common stock, or upon the occurrence of an event of default under the debenture (as defined below), then at DLC's election, the Registrant must pay to DLC a sum of money equal to 150% of the debenture together with accrued but unpaid interest ("Mandatory Redemption"). If the Registrant is delayed in the delivery of the common stock upon the conversion of the debenture or the payment upon Mandatory Redemption, the Registrant has agreed to pay late payments to DLC in the amount of $100 per business day for each $10,000 of debenture principal amount being converted or redeemed.

DLC has contractually agreed not to engage in short sales of the Registrant's common stock, or sell put options or similar instruments with respect to the Registrant's common stock so long as the debenture is outstanding. DLC is entitled to a right of first refusal prior to the Registrant incurring any additional debt through third party financing to enable DLC to either match the terms of the other financing or add additional principal to the debenture. If DLC does not exercise this right of first refusal, DLC has the right to demand repayment of one hundred fifty percent (150%) of the outstanding principal and accrued interest on the debenture as a pre-condition to the Registrant closing the third party debt financing. So long as the debenture is outstanding, the Registrant has agreed, to the fullest extent allowable under the Registrant's previous debt financing with Golden Gate Investors, Inc., to prepay that portion of the previous debt financing that Golden Gate Investors elects to convert.

Convertible  Debenture
----------------------

On October 13, 2005, the Registrant issued a convertible debenture to DLC in the aggregate principal amount of $700,000. Interest at a rate of eight percent (8%), calculated on the basis of a 360-day year for the actual number of days elapsed is due and payable monthly in arrears on the 15th day of each month.

The debenture matures two years from the date of issuance. The details of the convertible debenture are discussed below in "Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant."

Warrant  to  Purchase  Common  Stock
------------------------------------

On  October  13,  2005,  the  Registrant  granted  warrants  to  DLC to purchase
200,000,000 shares of the Registrant's common stock. The exercise price is $0.0015 per share. The warrants are exercisable until three years from the date of issuance. If the shares of common stock issued or issuable upon exercise of the warrants are not registered pursuant to an effective registration statement within one year from the issue date, DLC may affect a cashless exercise of the warrants.

Registration  Rights  Agreement
-------------------------------

On October 13, 2005, the Registrant entered into a Registration Rights Agreement with DLC. The Registrant was required to prepare and file a registration statement with the SEC within thirty days of October 13, 2005, to register the shares issuable upon conversion of the debenture and exercise of the warrants, which was filed on November 3, 2005. Registrant will use its best efforts to have such registration statement declared effective under the Securities Act of 1933 (the "Securities Act") as promptly as practicable but in no event later than the Deadline as defined below in "Item 2.01 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant." The initial registration statement covers 1,022,500,000 shares of common stock. The Registrant is obligated to file an additional registration statement with the SEC in the event the market price of the Registrant's common stock declines to a price per share the result of which is that the Registrant cannot satisfy its conversion obligations to DLC. The additional registration statement will register such additional number of shares of common stock, as reasonably determined by DLC, as would be issuable upon conversion of the debenture in addition to those previously registered. The Registrant is also required to use its best efforts to register and qualify such securities under the securities laws of such jurisdictions as DLC may reasonably request; provided however, that the Registrant is not required to qualify to do business or to file a general consent to service of process in any such jurisdiction.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 13, 2005, the Registrant issued $700,000 in convertible debentures to DLC. Interest at a rate of eight percent (8%), calculated on the basis of a 360-day year for the actual number of days elapsed is due and payable monthly in arrears on the 15th day of each month. The interest is payable in cash or, at the option of DLC, in shares of the Registrant's common stock. The debenture matures two years from the date of issuance. The Registrant cannot prepay the debenture unless it obtains the written consent of DLC; however, pursuant to the Securities Purchase Agreement, the Registrant may, at any time at its option, redeem for cash all or any part of the debenture and any accrued interest at a price equal to one hundred fifty percent (150%) of the outstanding principal amount.

The debenture may be converted at any time at DLC's option, either in whole or in part, into shares of the Registrant's common stock. However, DLC has contractually agreed to restrict its ability to convert or exercise its warrants and receive shares of the Registrant's common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% for one year from the date of issuance of the convertible debentures and 9.99% at any time of the then issued and outstanding shares of common stock. DLC may request conversion of any interest on the debenture in lieu of a payment of interest in cash. At the time of conversion, the Registrant must pay DLC in cash any accrued and unpaid interest on the debenture being converted which, at the option of DLC, has not been included in the conversion. The number of shares of common stock into which the debenture or interest may be converted is equal to the dollar amount of the debenture or interest being converted divided by the conversion price. For purposes of the debenture, the "conversion price" is the lesser of (i) $0.25; (ii) seventy percent (70%) of the average of the five lowest volume weighted average prices during the twenty trading days prior to the conversion; or (iii) seventy percent (70%) of the volume weighted average price on the trading day prior to the conversion. The Registrant has a period of ninety days after October 13, 2005 (the "Deadline") within which to have declared effective a registration statement that includes the shares issued or issuable upon conversion of the debenture. The Deadline may be extended as is necessary for the Registrant to respond to comments by the SEC if the Registrant files such registration statement within thirty days after October 13, 2005 and thereafter responds to all SEC comments within ten days after the Registrant receives such comments. If the registration statement has not been declared effective by the Deadline, then, for purposes of determining the conversion price, the percentages in (i) and (ii), above, will decrease by three percentage points for each month or partial month occurring after the Deadline that the registration statement is not effective. If the registration statement becomes effective by the Deadline, but is thereafter not effective, then the percentages in (i) and (ii), above, will decrease by three percentage points for each week or partial week occurring after the Deadline that the registration statement is not effective. If any portion of the principal of or interest on the debenture is not paid within ten days of when it is due, then, as a late payment penalty, the percentages in (i) and (ii), above, will decrease by one percentage point for all conversions of the debenture thereafter. DLC has agreed that it will convert at least five percent (5%) of the face value of the debenture monthly beginning in the first full calendar month after the registration statement is declared effective provided the Registrant's shares of common stock are available and freely tradable. If DLC converts more than five percent (5%) of the debenture in any calendar month, the excess will be credited against the next month's minimum conversion amount. If DLC converts less than five percent (5%) of the debenture in any month, DLC will not be entitled to collect interest on the debenture for that month if the Registrant gives DLC written notice, at least five business days prior to the end of the month, of DLC's failure to convert the minimum required amount for that month. If at any time during any calendar month the volume weighted average price is below $0.001, DLC will not be obligated to convert any portion of the debenture during that month. If DLC elects to convert on a day that the volume weighted average price is less then $0.001 per share, then the Registrant will have the right to prepay the amount that is being converted, plus any accrued and unpaid interest, at 150% of such amount; however, if the Registrant elects to prepay in this situation, DLC has the right to withdraw the notice of conversion. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted.

If a registration statement that the shares issued or issuable upon conversion of the debenture has not been declared effective by the Deadline or it has been declared effective but is not thereafter effective, DLC may demand repayment of one hundred fifty percent (150%) of the principal amount of the debenture, together with all accrued and unpaid interest, in cash to be paid within three business days of such demand. In addition to the repayment, the Registrant will be required to issue and pay to DLC 500,000 shares of the Registrant's common stock and $15,000 for each thirty-day period, or portion thereof, during which the principal amount, including interest, remains unpaid, and the monthly cash amount will increase to $20,000 after the first ninety-day period. If DLC does not demand such repayment, the Registrant will be required to issue and pay DLC 500,000 shares of the Registrant's common stock and $15,000 for each thirty-day period, or portion thereof, that the registration statement is not effective, and the monthly cash amount will increase to $20,000 after the first ninety-day period. If the Registrant fails to request acceleration of the effective of the registration statement within three business days of the SEC's indication of the Registrant's ability to do so, the amounts discussed in this paragraph will double.

If an event of default occurs under the debenture and is continuing, then and in every such case DLC may, by a notice in writing to the Registrant, rescind any outstanding request for conversion and declare that all amounts owing or otherwise outstanding under the debenture are immediately due and payable in cash at a price of one hundred fifty percent (150%) of the principal amount of the debenture, together with all accrued and unpaid interest thereon to the date of payment.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

On October 13, 2005, the Registrant entered into a Securities Purchase Agreement with DLC, an accredited investor, for the sale of (i) $700,000 in convertible debentures and (ii) warrants to buy 200,000,000 shares of the Registrant's common stock at an exercise price of $0.0015 per share. In addition, the Registrant issued 22,500,000 shares of restricted common stock with "piggy-back" registration rights to DLC as a commitment fee.

DLC is obligated to provide the Registrant with an aggregate of $700,000 as follows:

     -    $250,000 was disbursed on October 13, 2005;
     -    $150,000 was disbursed on October 26, 2005;
     - $100,000 was disbursed on November 4, 2005 after the Registrant filed a registration statement with the SEC;
     - $150,000 will be disbursed upon the earlier of 45 days after filing the registration statement or the registration statement being declared effective, and
     - $50,000 will be disbursed upon the effectiveness of the registration statement.

Accordingly, the Registrant has received a total of $400,000 pursuant to the Securities Purchase Agreement.

The convertible debenture is convertible into the number of shares of common stock equal to the principal amount of the debenture being converted. The conversion price for the debenture is the lesser of (i) $0.25; (ii) seventy percent (70%) of the average of the five lowest volume weighted average prices during the twenty trading days prior to the conversion; or (iii) seventy percent (70%) of the volume weighted average price on the trading day prior to the conversion. DLC has agreed that it will convert at least five percent (5%) of the face value of the debenture monthly beginning in the first full calendar month after the registration statement is declared effective provided the Registrant's shares of common stock are available and freely tradable. If at any time during any calendar month the volume weighted average price is below $0.001, DLC will not be obligated to convert any portion of the debenture during that month. If DLC elects to convert on a day that the volume weighted average price is less then $0.001 per share, then the Registrant will have the right to prepay the amount that is being converted, plus any accrued and unpaid interest, at 150% of such amount; however, if the Registrant elects to prepay in this situation, DLC has the right to withdraw the notice of conversion. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted. The warrants are exercisable until three years from the date of issuance at a price of $0.0015 per share. If the shares of common stock issued or issuable upon exercise of the warrant are not registered pursuant to an effective registration statement within one year from the issue date, DLC may affect a cashless exercise of the warrant.

All of the above offerings and sales were deemed to be exempt under rule 506 of Regulation D and Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to an accredited investor and the Registrant restricted transfer in accordance with the requirements of the Securities Act. In addition to representations by DLC, we have made independent determinations that DLC was an accredited or sophisticated investor, and that DLC was capable of analyzing the merits and risks of the investment, and that DLC understood the speculative nature of the investment. Furthermore, DLC was provided with access to our SEC filings.

ITEM  8.01  OTHER  EVENTS

Annual  Meeting
---------------

On November 1, 2005, the Registrant held an annual meeting. Michael S. Pagnano and King D. Simmons were re-elected as directors at the meeting. There are no other directors of the Registrant.

If a beneficial owner of shares held in street name did not give instructions to their broker or nominee, the broker or nominee voted those shares "FOR" in its discretion on the routine matters.

The following is a brief description of each matter voted upon at the annual meeting and states the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for directorship:

PROPOSAL 1, The re-election of Michael S. Pagnano and King D. Simmons as directors. Of the 1,254,502,861 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding the Proposal 1: 1,248,058,408 FOR all nominees; 6,444,453 Withhold all nominees; 1,203,727,324 FOR Michael S. Pagnano; 6,328,693 Withhold authority to vote FOR Michael S. Pagnano. 1,203,889,424 FOR King D. Simmons; 6,166,593 Withhold authority to vote FOR King D. Simmons. There were no broken non-votes.

PROPOSAL 2, Approval of a Certificate of Amendment of Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share from 1,200,000,000 shares to 2,500,000,000 shares. Of the 1,300,381,616 shares of common stock and Series A preferred stock entitled to be voted at the meeting, the following votes were cast regarding the above-referenced proposal: 1,193,328,761 FOR; 58,957,040 against; 2,217,060 abstained. There were no broker non-votes. The proposal passed with 91.8% shareholder approval.

PROPOSAL 3, Approval of The World Golf League, Inc. 2005 Equity Incentive Plan. Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding the above-referenced proposal: 462,932,546 FOR; 26,694,064 against; 9,075,399 abstained. There were 755,120,852 broker non-votes. The proposal passed with 92.8% shareholder approval.

PROPOSAL  4, Ratification of an Amendment to the Bylaws, Article I Stockholders,
Section 7. Stockholder Meetings, regarding a Quorum. On September 13, 2005, the Registrant's board of directors approved an amendment to its Bylaws to decrease the number of holders of its outstanding stock required to constitute a quorum from "a majority" to "one-third." Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding the above-referenced proposal: 467,105,632 FOR; 22,086,363 against; 9,510,014 abstained. There were 755,120,852 broker non-votes. The proposal passed with 93.7% shareholder approval.

PROPOSAL 5, Ratification of the appointment of Pender Newkirk & Company, Certified Public Accountants as independent auditors for fiscal year 2005. Of the 1,254,502,861 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding the above-referenced proposal: 1,248,227,948 FOR; 4,113,953 against; 2,160,960 abstained. There were no broker non-votes. The proposal passed with 99.5% shareholder approval.

PROPOSAL 6, Ratification of Executive Employment Agreement with Michael S. Pagnano effective July 29, 2003. The Registrant's board of directors approved a three-year executive employment agreement with Michael S. Pagnano to retain his services as Chief Executive Officer and as a director. Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding the above-referenced proposal: 474,119,951 FOR; 18,325,044 against; 6,257,014 abstained. There were 755,120,852 broker non-votes. The proposal passed with 95.1% shareholder approval.

PROPOSAL 7, Ratification of $50,000 in Bonuses in 2005 to Michael S. Pagnano. On August 23, 2005, the Registrant's board of directors approved two bonuses in the amount of $25,000 to be paid to Michael S. Pagnano on September 1, 2005 and December 1, 2005. Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding a bonus of $25,000 to paid to Michael S. Pagnano on September 1, 2005: 448,030,828 FOR; 46,721,221 against; 3,949,960 abstained. There were 755,120,852 broker non-votes. This part of the proposal passed with 89.8% shareholder approval.

Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding a bonus of $25,000 to be paid to Michael S. Pagnano on December 1, 2005: 454,554,347 FOR; 44,086,702 against; 2,760,960 abstained.
There were 755,120,852 broker non-votes. This part of the proposal passed with 91.1% shareholder approval.

PROPOSAL 8, Ratification of the Consulting Services Agreements with Upwon, LLC dated June 4, 2004 and February 10, 2005. On June 4, 2004, the Registrant entered into a one-year consulting services agreement with Upwon, LLC pursuant to which Upwon received 15,000,000 shares of the Registrant's common stock as consideration for providing information, evaluation and consulting services in the area of marketing, promotion, media relations and celebrity endorsement in the sports and entertainment industry. On February 10, 2005, the Registrant entered into a second, one-year consulting services agreement with Upwon pursuant to which Upwon received 30,000,000 shares of the Registrant's common stock as consideration for wholesale distribution services. There were 755,120,852 broker non-votes. This part of the proposal passed with 96% shareholder approval.

Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding a Consulting Services Agreement with Upwon, LLC dated June 4, 2004: 478,553,814 FOR; 14,360,840 against; 5,787,355 abstained. Of the
498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding a Consulting Services Agreement with Upwon, LLC dated February 10, 2005: 483,838,314 FOR; 9,013,840 against; 5,849,855 abstained.
There were 755,120,852 broker non-votes. This part of the proposal passed with 97% shareholder approval.

PROPOSAL 9, Ratification of Consulting Agreements with Donson Brooks for 20,000,000 and 90,000,000 shares effective April 11, 2005. Effective April 11, 2005, the Registrant entered into two, twelve-month consulting agreements with Donson Brooks to provide strategic and knowledge management consulting services in exchange for 20,000,000 shares and 90,000,000 shares of the Registrant's common stock. Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding a Consulting Agreement with Donson Brooks for 20,000,000 shares: 460,653,220 FOR; 30,707,052 against;
7,341,737 abstained. There were 755,120,852 broker non-votes. This part of the proposal passed with 92.4% shareholder approval.

Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding a Consulting Agreement with Donson Brooks for 90,000,000 shares: 465,913,363 FOR; 26,319,309 against; 6,469,337 abstained.
There were 755,120,852 broker non-votes. This part of the proposal passed with 93.4% shareholder approval.

PROPOSAL 10, Ratification of Broadcasting Agreement with Paxson Productions, Inc. dated July 25, 2005. On August 2005, the Registrant entered into an agreement with Paxson Productions, Inc., a wholly owned subsidiary of Paxson Communications Corporation, to broadcast The WGL Million Dollar Shootout. Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding the above-referenced proposal: 492,437,189 FOR; 3,882,200 against; 2,382,620 abstained. There were 755,120,852 broker non-votes. The proposal passed with 98.7% shareholder approval.

PROPOSAL 11, Ratification of Personal Services Contract with John O'Hurley dated July 28, 2005. The Registrant entered into a one-year personal service contract with John O'Hurley beginning on July 27, 2005, for Mr. O'Hurley to host The WGL Million Dollar Shootout. Of the 498,702,009 shares of common stock and Series A preferred stock present in person or by proxy and entitled to be voted at the meeting, the following votes were cast regarding the above-referenced proposal:
485,459,811 FOR; 8,514,438 against; 4,727,760 abstained.  There were 755,120,852 broker  non-votes.  The  proposal  passed  with  97.3%  shareholder  approval.

Certificate  of  Amendment
--------------------------

On November 2, 2005, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State, to increase the authorized shares of the Company's common stock to 2,500,000,000 shares of common stock, reauthorize the par value of $.001 per share, and reauthorize 10,000,000 shares of preferred stock with a par value of $.001 per share.

Additionally, the board of directors of the Company was granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the preferred stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the preferred stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

The Certificate of Amendment was authorized by the Registrant's board of directors and duly adopted by the affirmative vote of a majority of the shareholders entitled to vote at the Registrant's annual meeting (discussed above) in accordance with Delaware law. The Registrant had previously mailed a proxy statement which included a proposal for the amendment to its record shareholders as of September 20, 2005, on or about October 11, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.   Description
-----------   -----------

3.1* Certificate of Amendment to the Certificate of Incorporation, increasing the authorized shares of common stock to 2,500,000,000, filed with the Delaware Secretary of State on November 2, 2005

4.1* Securities Purchase Agreement dated October 13, 2005 entered between the Registrant and DLC Capital Group, LLC

4.2* Convertible Debenture dated October 13, 2005 entered between the Registrant and DLC Capital Group, LLC

4.3* Warrant to Purchase Common Stock dated October 13, 2005 issued to DLC Capital Group, LLC

4.4* Registration Rights Agreement dated October 13, 2005 between the Registrant and DLC Capital Group, LLC

4.5* Amendment to Securities Purchase Agreement, Convertible Debenture, Warrant and Registration Rights Agreement, dated October 27, 2005 entered between the Company and DLC Capital Group, LLC

*    Filed  as  Exhibit  3.9,  Exhibit  4.1,  Exhibit  4.2, Exhibit 4.3, Exhibit
     4.4 and Exhibit 4.5, respectively, to the Registrant's Form SB-2 filed with the Commission on November 3, 2005, and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

November 7, 2005

/s/ Michael S. Pagnano
----------------------
Michael S. Pagnano
Chief Executive Officer

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